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                                                                   EXHIBIT 10.3


                                                   EXECUTION COPY

                          REGISTRATION RIGHTS AGREEMENT

                                  by and among

                                 PARADIGM4, INC.

                     CRESTWOOD CAPITAL INTERNATIONAL, LTD.,

                        CRESTWOOD CAPITAL PARTNERS L.P.,

                                 P.V. II, L.P.,

                         MEYER DUFFY VENTURES III, L.P.,

                               FURMAN SELZ L.L.C.,

                 APPLIED TELECOMMUNICATIONS TECHNOLOGIES, INC.,

                                 A.T.T. IV, N.V.

                and certain additional Persons referred to herein

                             Dated as of May 9, 1997

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1. Certain Definitions ....................................................    1
2. Registration Rights ....................................................    2
   2.1. Demand Registrations ..............................................    2
   2.2. Piggyback Registrations ...........................................    5
   2.3. Allocation of Securities Included in Registration Statement .......    6
   2.4. Registration Procedures ...........................................    7
   2.5. Registration Expenses .............................................   12
   2.6. Certain Limitations on Registration Rights ........................   12
   2.7. Limitations on Sale or Distribution of Other Securities ...........   12
   2.8. Indemnification ...................................................   13

3. Underwritten Offerings .................................................   16
   3.1. Requested Underwritten Offerings ..................................   16
   3.2. Piggyback Underwritten Offerings ..................................   16
4. General ................................................................   17
   4.1. Rule l44 ..........................................................   17
   4.2. Preparation: Reasonable Investigation .............................   17
   4.3. Nominees for Beneficial Owners ....................................   17
   4.4. Notices and Other Communications ..................................   17
   4.5. Amendments ........................................................   19
   4.6. Miscellaneous .....................................................   20
   4.7. No Inconsistent Agreements ........................................   21

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                                                                  EXECUTION COPY

            REGISTRATION RIGHTS AGREEMENT, dated as of May 9, 1997, by and among PARADIGM4 INC., Delaware corporation (the "Company") on the one hand, and the several holders of securities of the Company executing this Agreement and identified on Schedule I hereto, as amended from time to time (sometimes referred to herein individually as a, "Holder" and collectively as the "Holders"), on the other.

                              W I T N E S S E T H:

            WHEREAS, the Holders are the holders of Company Securities (as such term and other capitalized terms not otherwise defined herein are defined in
Section 1), including those listed on Schedule I hereto; and

            WHEREAS, the Holders and the Company wish to provide for the Holders to have certain rights to have their shares of Common Stock registered under the Securities Act, on and subject to the terms and conditions hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the panics hereto hereby agree as follows;

      1. Certain Definitions.

            As used in this Agreement, the following terms shall have the meanings ascribed to them below;

            "Commission"; the Securities and Exchange Commission or any successor agency.

            "Company Securities"; Common Stock, par value $.001 per share, of the Company ("Common Stock"), together with any convertible securities, options or warrants pursuant to which Common Stock is issuable, directly or indirectly.

            "Holder" or "Holders"; Each Holder identified on Schedule I hereto, any holder of Company Securities who or which hereafter becomes a party to this Agreement, and any Person who shall hereafter acquire Registrable Securities from any Holder and to whom such Holder assigns his or it; rights under this Agreement.

            "IPO"; initial public offering pursuant to which equity securities of the Company become registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

            "Management Shareholders"; John Bay, Joseph Dion and Florin Vicol.

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            "Person": any natural person, corporation, partnership, limited liability company, firm, association, trust, government, governmental agency or other entity, whether acting in an individual, fiduciary, or other capacity.

            "Registrable Securities": Shares of Common Stock currently held or hereafter acquired by any Holder, or issuable pursuant to any Company Securities currently held or hereafter acquired by any Holder, or otherwise issued with respect to any securities referred to in this definition, whether by way of stock dividend or stock split, in connection with a combination or reorganization or otherwise, and including without limitation the Company Securities listed on Schedule I hereto; provided, that (i) in the case of the Management Shareholders, only Common Stock issuable pursuant to the Company Securities identified on Schedule identified on Schedule I hereto shall be deemed Registrable Securities, and (ii) any shares of Common Stock constituting Registrable Securities shall cease to be such if and when they (A) are distributed to the public pursuant to a registration statement under the Securities Act or Rule 144 thereunder, (B) become subject to resale pursuant to Rule 144(k) under the Securities Act (or any successor provision) or (C) shall have otherwise been transferred and the new certificate evidencing ownership thereof does riot bear a restrictive legend pursuant to the Securities Act and is not subject to a stop transfer order delivered by or on behalf of the Company.

            For all purposes of this Agreement, a "majority in interest" or other percentage of the Registrable Securities shall be determined as if all outstanding Company Securities were converted into Common Stock, and such percentage shall be based upon the number of shares of Common Stock that would be deemed to be Registrable Securities pursuant to the preceding sentence at the time the calculation is made.

            "Securities Act"; the Securities Act of 1933, as amended.

            "Shareholders' Agreement" that certain Shareholders' Agreement of even date herewith between the Company, the Holders and certain other parties thereto.

2. Registration Rights.

      2.1. Demand Registrations.

            (a) (i) Subject to Sections 2.1(b) and 2.3 below, at any time and from time to time alter the earlier of (x) the first anniversary of the consummation of an IPO, (y) the earliest date that any other Person, by agreement with the Company, is entitled to demand registration, and (z) such date that is 36 months after the date hereof, Holders holding Registrable Securities with an aggregate value of at least that set forth in Section 2.l(b)(v) shall have the right to require the Company to file a registration statement under the Securities Act covering all or any part of their respective Registrable Securities, by delivering a written request (a "Demand Request") therefor to the Company specifying the number and class and series of Registrable Securities to be included in such registration by such Holder and the intended method of distribution thereof. If the Company is then eligible to effect a registration on Form S-3 (or any


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successor form), such Holder may, in such Demand Request, or the Company may, in response thereto, designate such registration as an "S-3 Registration". All such requests by any Holder pursuant to this Section 2.1 (a)(i) are referred to herein as "Demand Registration Requests," and the registrations so requested are referred to herein as "Demand Registrations" (with respect to any Demand Registration, the Holder or Holders making such demand for registration being referred to as the "Initiating Holder"). As promptly as practicable, but no later than 15 days after receipt of a Demand Registration Request, the Company shall give written notice (the "Demand Exercise Notice") of such Demand Registration Request to all Holders of record of Registrable Securities. Any Demand Registration which is not an S-3 Registration is sometimes referred to herein as a "Standard Registration".

            (ii) The Company, subject to Sections 2.3 and 2.6, shall include in each Demand Registration (x) the Registrable Securities of the Initiating Holder and (y) the Registrable Securities of any other Holder which shall have made a written request to the Company for inclusion thereof in such registration (which request shall specify the maximum number and class and series of Registrable Securities intended to be disposed of by such Holder(s)) within 20 days after the receipt of the Demand exercise Notice.

            (iii) The Company shall, as expeditiously as possible following a Demand Registration Request, use its best efforts to (x) effect such registration under the Securities Act (including, without limitation, by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested and if the Company is then eligible to use such a registration) of the Registrable Securities which the Company has been so requested to register, for distribution in accordance with such intended method of distribution, and (y) if requested by the Initiating Holder, obtain acceleration of the effective data of the registration statement relating to such registration.

            (b) The Demand Registration rights granted to the Holders in Section 2.1(a) are subject to the following limitations; (i) the Company shall not be required to cause to become effective pursuant to Section 2.1(a) more than two Standard Registrations in the aggregate, provided that a member of either the ATTI Group or the Meyer Duffy Group (as such terms are defined in the Shareholders' Agreement) must be an Initiating Holder of any Standard Registration, and if either of such Holders is not an Initiating Holder of the first Standard Registration, no second Standard Registration shall occur unless such a Holder is an Initiating Holder thereof; (ii) the Company shall not be required to cause more than one Standard Registration pursuant to Section 2.1(a) to be declared effective within any 12-month period; (iii) the Company shall not be required to cause to become effective a registration pursuant to this Section
2.1 unless the Initiating Holder in connection therewith has a bona fide intent to sell Registrable Securities pursuant to such registration; (iv) if the Company shall furnish to the Holders a certificate signed by the President of the Company and prepared in good faith stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its stockholders for such registration to be effected at such time (a "Valid Business Reason"), the Company may postpone filing a registration statement relating to a. Demand Registration Request once in a given 12 month period until such Valid Business Reason no longer exists, but in no event for more than 180 days, and, in case a registration


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statement has been filed relating to a Demand Registration Request the Company may cause such registration statement to be withdrawn; provided, however, that once any registration becomes effective the Company may not cause its effectiveness to be terminated and the Company may not postpone amending or supplementing such registration statement; provided, further, that if the Company determines to postpone filing or withdraw a registration statement pursuant to this clause (iv) the Company shall give written notice of its determination to postpone or withdraw such registration statement and, when applicable, of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof; and (v) each Demand Registration must include equity securities with a proposed offering price of $500,000, in the aggregate. If the Company shall give any notice of postponement or withdrawal of any registration statement, the Company shill not, during the period of postponement or withdrawal, register any Common Stock, other than pursuant to a registration statement on Form S-4 or S-8 (or an equivalent registration form then in effect). If the Company shall postpone filing or shall withdraw any registration statement filed under Section 2.1(a) (whether pursuant to clause (iv) above or as a result of any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court), the Company shall not be considered to have enacted an effective registration for the purposes of this Section 2.1 until the Company shall have filed a new registration statement covering the Registrable Securities covered by the withdrawn registration statement and such registration statement shall have been declared effective and shall not have been withdrawn. If the Company shall give any notice of withdrawal or postponement of filing of a registration statement, the Company shall, at such time as the Valid Business Reason that caused such withdrawal or postponement no longer exists (but in no event later than 180 days after the date of the postponement), use its best efforts to effect the registration under the Securities Act of the Registrable Securities covered by such withdrawn or postponed registration statement in accordance with Section 2.1 (unless the Holder delivering the Demand Registration Request shall have withdrawn such request in which case the Company shall not be considered to have effected an effective registration for the purposes of this Section 2.1).

            (c) The Company, subject to Sections 2.3 and 2.6, may elect to include in any registration statement pursuant to Section 2.1(a) authorized but unissued shares of Common Stock or shares of Common Stock held by the Company as treasury shares, if shares of Common Stock are being registered by any Holder pursuant to such registration statement, provided that such inclusion shall be permitted only to the extent that it is pursuant to and subject to the terms of the underwriting agreement or arrangement, if any, entered into by the Holders of Registrable Securities pursuant to the Demand Registration to which such registration statement relates.

            (d) The managing underwriter and each other underwriter for any Demand Registration shall be selected by the Company; provided that such managing underwriter shall be reasonably acceptable to the Initiating Holder making the demand for such registration (it being agreed that any nationally recognized investment bank shall be deemed to be reasonably acceptable to such Initiating Holder).


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            (e) Registrations pursuant to this Section 2.1 shall be on Form S-3
(or any successor form), if permitted, or on Form S-1 (or any successor form), as shall be selected by the Company.

      2.2. Piggyback Registrations.

            (a) If, at any time, the Company proposes or is required to register any of its equity securities under the Securities Act (other than pursuant to (i) registrations solely of securities in connection with an employee benefit plan or dividend reinvestment plan or a merger, consolidation or reorganization subject to Form S-4, or (ii) a Demand Registration under Section 2.1) pursuant to a registration statement on Form SB-1, Form SB-2, Form S-1, Form S-2 or Form S-3 (or an equivalent general registration form then in effect), whether or not for its own account, the Company shall give prompt written notice of its intention to do so to each of the Holders of record of Registrable Securities. Upon the written request of any Holder, made within 15 days following the receipt of any such written notice (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof) the Company shall, subject to Sections 2.2(b), 2.3 and 2.6 hereof, use its best efforts to cause all such Registrable Securities, the Holders of which have so requested the registration thereof to be registered under the Securities Act (together with the securities which the Company at the time proposes to register), to permit the sale or other disposition by the Holders (in accordance with the intended method of distribution thereof) of the Registrable Securities to be so registered. No registration effected under this Section 2.2(a) shall relieve the Company of its obligations to effect Demand Registrations upon request under Section 2.1.

            (b) If, at any time after giving written notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such equity securities, the Company may, at its election, give written notice of such determination to all Holders of record of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, without prejudice, however, to the rights of Holders under Section 2.1, and (ii) in case of a determination to delay such registration of its equity securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other equity securities.

            (c) Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw, provided, however, that (i) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.


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      2.3. Allocation of Securities Included in Registration Statement.

            (a) If any Demand Registration involves an underwritten offering and the managing underwriter shall advise the Company that, in its view, the number of securities requested to be included in such registration (including those securities requested by the Company to be included in such registration) exceeds the largest number (the "Section 2.1 Sale Number") that can be sold in an orderly manner in such offering within a price range acceptable to the Holders of Registrable Securities proposed to be registered, the Company shall include in such registration;

            (i) If such registration is an IPO, (I) all shares of Common Stock that the Company proposes to register for its own account; and (II) to the extent that the number of shares of Common Stock proposed to be registered by the Company is less than the Section 2.1 Sale Number, the remaining equity securities to be included in such registration (the "Remaining IPO Securities") shall be allocated on a pro rata basis among all Holders requesting that Registrable Securities be included in such registration and all Persons requesting that Piggyback Registration Securities (as defined below) be included in such registration, based on the number of Registrable Securities or other equity securities of the Company subject to piggyback registration rights (such securities, "Piggyback Registration Securities"), as the case may be, owned by each Holder requesting inclusion of Registrable Securities in such registration and each Person requesting inclusion of Piggyback Registration Securities in such registration;

            (ii) if such registration is not an IPO, all Registrable Securities requested to be included in such registration by Holders of Registrable Securities, and all Piggyback Registration Securities requested to be included in such registration; provided, however, that if the aggregate number of such Registrable Securities and such Piggyback Registration Securities exceeds the
Section 2.1 Sale Number, the number of such securities (not to exceed the Section 2.1 Sale Number) to be included in such registration shall be allowed on a pro rata basis among all Holders requesting that Registrable Securities be included in such registrations and all Persons requesting that Piggyback Registration Securities be included in such registration, based on the number of Registrable Securities or Piggyback Registration Securities, as the case may be, then owned by each Holder or other Person requesting inclusion in such registration in relation to the number of Registrable Securities and Piggyback Registration Securities owned by all Holders and all other Persons requesting inclusion of Registrable Securities and Piggyback Registration Securities as the case may be, in such registration.

            If as a result of the proration provisions of this Section 2.3(a), any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested to be included, such Holder may elect to withdraw his request to include Registrable Securities in such registration or may reduce the number requested to be included; provided, however, that (x) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (y) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.


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            (b) If any registration pursuant to Section 2.2 (a "Piggyback
Registration") involves an underwritten offering and the managing underwriter shall advise the Company that, in its view, the number of Securities requested to be included in such registration exceeds the number (the "Section 2.2 Sale Number") that can be sold in an orderly manner in such registration within a price range acceptable to the Company, the Company shall include in such registration;

            (i) all equity securities that the Company proposes to register for its own account (the "Company Securities"), and

            (ii) to the extent that the number of Company Securities is less than the Section 2.2 Sale Number, the remaining equity securities to be included in such registration shall, subject to the following sentence, be allocated among all Holders, all Persons Holding Piggyback Registration Securities and the holders of any shares of Common Stock held by employees of the Company (other than plan or option shares eligible for registration on Form S-8 or a similar or successor form) and proposed by the Company to be registered ("Management Shares") on a pro rata basis, based upon the number of Registrable Securities, Piggyback Registration Securities or Management Shares of the Company, as the case may be, owned by each Holder and each Person requesting inclusion of Piggyback Registration Securities or Management Shares in such Piggyback Registration. Notwithstanding the foregoing, however, the managing underwriter shall be authorized to determine whether it would be preferable to include a lesser number of Management Shares (or no Management Shares) in such registration, and in the event of such a determination only such lesser number of Management Shares (or no Management Shares) shall be so included, to be allocated among the holders of Management Shares so included (if any), on the other, on a pro rata basis as set forth above. In such event, the number of Piggyback Registration Securities to be included in such registration pursuant to such determination shall be allocated among the Holders and other Persons requesting inclusion thereof of on a pro rata basis as set forth above.

      2.4. Registration Procedure. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company shall, as expeditiously as possible:

            (a) prepare and file with the Commission a registration statement on an appropriate registration form of the Commission for the disposition of such Registrable Securities in accordance with the intended method of deposition thereof, which form (i) shall be selected by the Company and (ii) shall, in the case of a shelf registration, be available for the sale of the Registrable Securities by the selling Holders thereof and such registration statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and the Company shall use its best efforts to cause such registration statement to become and remain effective (provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or blue sky laws of any jurisdiction, the Company will furnish to the counsel of any Holder participating in the


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planned offering and the underwriters, if any, copies of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to the reasonable review and reasonable comment of such counsel, and the Company shall not file any registration statement or amendment thereto or any prospectus or supplement thereto to which the holders of a majority of the Registrable Securities covered by such registration statement or the underwriters, if any, shall reasonably object in writing);

            (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period (which shall not be required to exceed 150 days in the case of a registration pursuant to Section 2.1 or 120 days in the case of a registration pursuant to Section 2.2) as any seller of Registrable Securities pursuant to such registration statement shall request and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such registration statement;

            (c) furnish, without charge, to each seller of such Registrable Securities and each underwriter, if any, of the securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each ease including all exhibits), and the prospectus included in such registration statement (including each preliminary prospectus) in conformity with the requirements of the Securities Act, and other documents, as such seller and underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller (the Company hereby consenting to the use in accordance with all applicable law of each such registration statement (or amendment or post-effective amendment thereto) and each such prospectus (or preliminary prospectus or supplement thereto) by each such seller of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus);

            (d) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such other applicable securities or "blue sky" laws of such jurisdictions as any sellers of Registrable Securities or any managing underwriter, if any, shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such sellers or underwriter, if any, to consummate the disposition of the Registrable Securities in such jurisdictions, except that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this paragraph (d), be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

            (e) promptly notify each Holder selling Registrable Securities covered by such registration statement and each managing underwriter, if any;
(i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been flied and, with respect


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to the registration statement or any post-effective amendment) when the same has become effective; (ii) of any request by the Commission or state securities authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose;
(iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; (v) of the existence of any fact of which the Company becomes aware which results in the registration statement, the prospectus related thereto or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading; and (vi) if at any time the representations and warranties contemplated by Section 3 below cease to be true and correct in all material respects; and, if the notification relates to an event described in clause (v), the Company shall promptly prepare and furnish to each such seller and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading;

            (f) comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within 16 months thereafter), an earnings statement (which need not be audited) covering the period of at least twelve consecutive months beginning with the first day of the Company's first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 1.1 (a) of the Securities Act and Rule 158 thereunder;

            (g) (i) cause all such Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) if no similar securities are then so listed, cause all such Registrable Securities to be, at the Company's option, listed on a national securities exchange or, as a NASDAQ security within the meaning of Rule 11Aa2-1 promulgated by the Commission pursuant to the Exchange Act or, failing that, secure NASDAQ authorization for such shares and without limiting the generality of the foregoing, take all actions that may be required by the Company as the issuer of such Registrable Securities in order to facilitate the managing underwriter's arranging for the registration of at least two market makers as such with respect to such shares with the National Association of Securities Dealers, Inc. (the "NASD");

            (h) provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;


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            (i) enter into such customary agreements (including, if applicable, an underwriting agreement) and take such other actions as the Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, provided that the underwriting agreement if any, shall be reasonably satisfactory in form and substance to the Company. The Holders of the Registrable Securities which are to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that the Company make to and for the benefit of such Holders the representations, warranties and covenants of the Company which are being made to and for the benefit of such underwriters and which are of the type customarily provided to institutional investors in secondary offerings;

            (j) obtain an opinion from the Company's counsel and a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters as are customarily covered by such opinions and "cold comfort" letters delivered to underwriters in underwritten public offerings, which opinion and letter shall be reasonably satisfactory to be underwriter if any, and to Holders and furnish to each Holder participating in the offering and to each underwriter, if any, a copy of such opinion and letter addressed to such Holder or underwriter;

            (k) deliver promptly to each Holder participating in the offering and each underwriter, if any, copies of all correspondence between the Commission and the Company, its counsel or auditors or with the Commission or its staff with respect to the registration statement, other than those portions of any such correspondence and memoranda which contain information subject to attorney-client privilege with respect to the Company, and, upon receipt of such confidentiality agreements as the Company may, reasonably request, make reasonably available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter, if any, participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such under after all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

            (l) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

            (m) provide a CUSIP number for all Registrable Securities, not later than the effective date of the registration statement;

            (n) make reasonably available its employees and personnel and otherwise provide reasonable assistance to the underwriters (taking into account the needs of the Company's businesses and the requirements of the marketing process) in the marketing of Registrable Securities in any underwritten offering;

            (o) promptly prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus after the initial filing of such registration statement, provide copies of such document to counsel to the selling holders of Registrable Securities and to the managing underwriter, if any, and make the Company's representatives reasonably available for discussion of such document and make such changes in such document prior to the filing thereof as counsel for such selling holders or underwriters may reasonably request;

            (p) furnish to each Holder participating in the offering and the managing underwriter, without charge, at least one signed copy of the registration statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

            (q) cooperate with the selling Holders of Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any Sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the selling Holders of Registrable Securities, at least three business days prior to any sale of Registrable Securities; and

            (r) take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities.

            The Company may require as a condition precedent to the Company's obligations under this Section 2.4 that each seller of Registrable Securities as to which any registration is being effected furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request provided that such information shall be used only in connection with such registration.

            Each Holder of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clause (v) of paragraph (e) of this Section 2.4, such Holder will discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph
(e) of this Section 2.4 and if so directed by the Company will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of rite prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. In the event the Company shall give any such notice, the applicable period set forth in paragraph (b) of this Section 2.4 shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this Section 2.4.

      2.5. Registration Expenses. The Company shall, whether or not any registration pursuant to this Agreement becomes effective, pay all expenses incident to the Company's performance of or compliance with this Article 2, including (i) Commission, stock exchange or NASD registration and filing fees and all listing fees and fees with respect to the inclusion of securities in NASDAQ (ii) fees and expenses of compliance with state securities or "blue sky" laws and in connection with the preparation of a "blue sky" survey, including without limitation, reasonable fees and expenses of blue sky counsel, (iii) printing expenses, (iv) messenger and delivery expenses, (v) internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal and accounting duties), (vi) expenses incurred in connection with any road show, (vii) fees and disbursements of counsel for the Company, (viii) with respect to each registration, the fees and disbursements of one counsel for the selling Holders selected by Holders of a majority of the Registrable Securities included in such registration as well as of one local counsel (as applicable), (ix) fees and disbursements of all independent public accountants (including the expenses of any audit and/or "cold comfort" letter) and fees and expenses of other persons, including special experts, retained by the Company and (x) any other fees and disbursements of underwriters, if any, customarily paid by issuers or sellers of securities. Notwithstanding the foregoing, (A) the provisions of this Section 2.5 shall be deemed amended to the extent necessary to cause these expense provisions to comply with "blue sky" laws of each state in which the offering is made and (B) in connection with any registration hereunder, each Holder of Registrable Securities being registered shall pay all underwriting discounts and commissions and transfer taxes, if any, attributable to such Registrable Securities.

      2.6. Certain Limitations on Registration Rights. In the case of any registration under Section 2.1 pursuant to an underwritten offering, or in the case of a registration under Section 2.2, if the Company has determined to enter into an underwriting agreement in connection therewith, all Registrable Securities to be included in such registration shall be subject to an underwriting agreement and no Person may participate in such registration unless such Person agrees to sell such Person's securities on the basis provided therein and completes and/or executes all questionnaires and other documents (other than powers of attorney) which must be executed in connection therewith.

      2.7. Limitations on Sale or Distribution of Other Securities. To the extent requested in writing by a managing underwriter of any registration pursuant to which Holders are selling Registrable Securities, the Company hereby agrees not to effect any private or public sale as distribution of any equity securities of the Company (other than as part of such underwritten public offering), during the period reasonably requested by such managing underwriter, not to exceed 180 days after the effective date of the registration pursuant to which such underwritten public offering is effected (except that the Company may effect any sale or distribution of any such securities pursuant to a registration on Form S-4 (if reasonably acceptable to the managing underwriter) or Form S-8, or any successor or similar form which is then in effect).

      2.8. Indemnification.

            (a) In the event of any registration of any securities of the Company under the Securities Act pursuant to this Article 2, the Company will, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, the seller of any Registrable Securities covered by such registration statement, its directors, officers, fiduciaries, employees and stockholders or general and limited partners (and the directors, officers, employees and stockholder thereof), each other Person who participates as an underwriter in the offering or sale of such securities, each officer, director, employee, stockholder or partner of such underwriter, and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof ("Claims") and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company's consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise, insofar as such Claims or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, that the Company shall not be liable to any such indemnified party in any such case to the extent such Claim or expense arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospects in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use therein. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such seller.

            (b) Each Holder of Registrable Securities that are included in the securities as to which any registration under Section 2.1 or 2.2 is being effected (and if the Company requires as a condition to including any Registrable Securities in any registration statement filed in accordance with
Section 2.1 or 2.2, any underwriters shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.8) to the extent permitted by law the Company, its officers and directors, each Person controlling the Company within the meaning of the Securities Act and all other prospective sellers and their directors, officers, general and limited partners and respective controlling Persons with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such Holder or underwriter, specifically stating that it is for use in such registration statement, preliminary, final or summary prospectus or amendment or supplement or document incorporated by reference into any of the foregoing; provided, however, that the aggregate amount which any such Holder Shall be required to pay pursuant to this Section 2.8(b) and Sections 2.8(c) and (e) shall be limited to the amount of the net proceeds received by such person upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such claim. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

            (c) Indemnification similar to that specified in the preceding paragraphs (a) and (b) of this Section 2.8 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any state securities and "blue sky" laws.

            (d) Any person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 2.8, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.8, except to the extent the indemnifying party is materially prejudiced thereby, and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Article 2. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 business days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that then may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel reasonably acceptable to the Company for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there may be legal defenses available to such party which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be soughht hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability, or a failure to act by or on behalf of any indemnified party and, if the indemnifying party is the Company, such settlement, compromise or judgment is reasonably acceptable to the Company.

            (e) If for any reason the forgoing indemnity is unavailable or is insufficient to hold harmless an indemnified party under Sections 2.8(a), (b) or
(c), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a suit of any Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other from such offering of securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying party on the one hand, and the indemnified party, on the other hand, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying partly or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 2.8(e) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 2.8(e). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No person guilty of fraudulent misrepresentation

(within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 2.8(e) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to flits Section 2.8(e) to contribute any amount in excess of the net proceeds received by such Indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, less the amount of any indemnification payment made pursuant to Sections 2.8(b) and (c).

            (f) The indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

            (g) The indemnification and contribution required by this Section
2.8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

3. Underwritten Offerings.

      3.1. Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering by the Holders pursuant to a registration requested under Section 2.1, the Company shall enter into a customary underwriting agreement with the underwriters, Such underwriting agreement shall be reasonably satisfactory in form and substance to the Holders which requested such registration and shall contain such representations and warranties by, and such other agreements on the part of, the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities and contribution agreements. Any Holder participating in the offering shall be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holder.

      3.2. Piggyback Underwritten Offerings. In the case of a registration pursuant to Section 2.2 hereof, if the Company shall have determined to enter into any underwriting agreements In connection therewith, all of the Holder's Registrable Securities to be included in such registration shall be subject to such underwriting agreements. Any Holder participating in such registration may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of; the Company to end for the benefit of such underwriters shall also be made to and for the benefit of such Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holder. Such underwriting agreement shall also contain such representations and warranties by the participating Holders as are customary in agreements of that type.

4. General.

      4.1. Rule 144. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act in respect of the Common Stock or securities of the Company convertible into or exchangeable or exercisable for Common Stock, the Company covenants that it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 under the Securities
Act), and will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

      4.2 Preparation: Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the Holders participating in the offering, their underwriters, if any, and their respective counsel, accountants and other representatives and agents the opportunity to participate in the preparation of such registration statement, each prospectus included therein or flied with the Commission, and, to the extent practicable, each amendment thereof or supplement thereto, and give each of them reasonable access to its books and records and properties and such opportunities to discuss the business of the Company and such other matters with the Company's directors, officers and employees and the independent public accountants who have certified its financial statements, and the Company will supply, or cause its directors officers, employees and independent accountants to supply, all other information reasonably requested by each of them, as shall be reasonably necessary or appropriate, in the opinion of the Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act it being understood that such information may be material non-public information).

      4.3. Nominees for Beneficial Owners. If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement (or any determination of any number of percentage of shares constituting Registrable Securities had by any holder or Holders of Registrable Securities contemplated by this Agreement); provided that the Company shall have received assurances reasonably satisfactory to it of such beneficial ownership.

      4.4. Notices and Other Communications. All notices, consents, requests, instructions, approvals, documents and other communications provided for herein shall be duly given, if in writing and delivered personally, by facsimile (with a confirmation copy to be son by first class mail) or sent by nationally recognized overnight courier service to:

                        THE COMPANY:

                        Paradigm, Inc.
                        385 Third Avenue
                        New York, New York 10022
                        Attn: John Bay
                        Telecopy No. (212) 303-5699

                        With a copy to:

                        Shipman & Goodwin, L.L.P.
                        One American Row
                        Hartford, Connecticut 06103
                        Telecopy No. (860) 251-5900
                        Attn: Richard M. Borden

                        APPLIED TELECOMMUNICATIONS TECHNOLOGIES INC., A.T.T. IV, N.V., AND DENNIS CAMERON:

                        c/o Applied Telecommunications Technologies Inc. 20 William Street
                        Wellesley, Massachusetts 02181
                        Attn: Dennis P. Cameron
                        Telecopy No. (617) 239-0377

                        With a copy to:

                        Goldstein & Manello, P.C.
                        265 Franklin Street
                        Boston, Massachusetts 02110-3192
                        Attn: Stephen M. Honig
                        Telecopy No. (617) 439-8988

                        MEYER DUFFY VENTURES III, L.P., MD STRATEGIC, L.P., P.V. II, L.P., SEEDLING FUND, L.P. AND STAR PARTNERS:

                        c/o Meyer, Duffy & Associates, Inc.
                        237 Park Avenue, 8th Floor
                        New York, New York 10017
                        Attn: Eric Meyer
                        Telecopy No. (212) 808-3493

                        With a copy to:

                        Christy & Viener
                        620 Fifth Avenue
                        New York, New York 10020
                        Attn: Anthony J. Carroll
                        Telecopy No. (212) 632-5555

                        FURMAN SELZ L.L.C.:

                        Furman Selz L.L.C.
                        230 Park Avenue
                        New York, New York 10169
                        Attn: Michael Garin
                        Telecopy No. (212) 692-9693

                        CRESTWOOD CAPITAL INTERNATIONAL LTD. AND
                        CRESTWOOD CAPITAL PARTNERS L.P.:

                        c/o Furman Selz L.L.C.
                        230 Park Avenue
                        New York, New York 10169
                        Attn: Terry Quinn
                        Telecopy No. (212) 808-2614

                        THE OTHER HOLDERS PARTY HERETO:

                        At the addresses therefor set forth in the books and records maintained by the Company.

or to such other address as any party may, from time to time, designate in a written notice given in a like manner.

      4.5. Amendments. This Agreement may be amended as to the Holders, and their respective successors arid assigns, and the Company may take any action herein prohibited, or omit to perform any act required to be performed by it, if the Company shall obtain the written consent or waiver of the holders of at least a majority of the then outstanding Registrable Securities. This Agreement may not be waived, changed, modified, or discharged orally, but only by an agreement in writing signed by the party or parties against whom enforcement of any waiver, change, modifications or discharge is sought or by parties with the right to consent to such waiver, change, modification or discharge on behalf of such party.

4.6 Miscellaneous.

            (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and the respective successors and assigns of the parties hereto, whether so expressed or not. No Person other than a Holder shall be entitled to any benefits under this Agreement, except as otherwise expressed, provided herein. This Agreement and the rights of the parties hereunder may be assigned by any of the parties hereto to any transferee of Registrable Securities.

            (b) If any term, provision, covenant or restriction of this Agreement or any exhibit hereto is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement and such exhibits shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated end declared to be the intention of the parses that they would have executed the remaining terms, provisions, covenants and restations without including any of such which may be hereafter declared invalid, void or unenforceable.

            (c) Each of the parties hereto acknowledges and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction to prevent breached of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they may be entitled at law or equity.

            (d) This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

            (e) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws principles.

            (f) Each Holder agrees that, as to such Holder, the provisions of this Agreement supersede the provisions of any agreements relating to the registration of securities in any of the following agreements; each of the Bridge Loan Subscription Agreements, dated approximately January 17, 1996, pursuant to which the Company issued certain convertible notes and warrants, the Subscription Agreements, dated approximately January 31, 1996, pursuant to which the Company issued shares of Preferred Stock designated as "Series A Preferred Stock," the Off-Shore Subscription Agreements, dated January 31, 1996, pursuant to which the Company issued shares of Preferred Stock designated as "Series A Preferred Stock," the Series B Subscription Agreement, dated June 11, 1995, pursuant to which the Company issued shares of Preferred Stock designated as "Series B Preferred Stock," the Convertible Notes, in the original principal amount of $250,000, in the aggregate, dated September 10, 1996, issued by the Company, the Series C Subscription Agreements, dated approximately October 15, 1996, pursuant to which the Company issued shares of Preferred Stock designated as "Series C Preferred Stock," and the Series D Subscription Agreements, dated December 20, 1996, pursuant to which the Company issued shares of Preferred Stock designated as "Series D Preferred Stock, and the Demand Note, dated March 12, 1997, issued by the Company in favor of Furman Selz L.L.C., and the Subscription Agreements, dated as of April 25, 1997, pursuant to which the Company issued Demand Promissory Notes of even date therewith having an aggregate principal amount of $1,000,000.

      4.7. No Inconsistent Agreements. the Company represents and warrants to the Holders that as of the date hereof it is not party to any agreement containing provisions or granting rights which are inconsistent with the rights granted by It to the Holders in this Agreement or which otherwise conflict with the provisions hereof. The Company agrees that, after the date hereof, it will not enter into any agreement which contains provisions or grants rights which are inconsistent with the rights granted by it to the holders in this Agreement or with otherwise conflict with the provisions hereof.

            IN WITNESS WHEREOF, the Company and Holders have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized.


PARADIGM4, INC.                         FURMAN SELZ L.L.C.

By /s/ John Bay                         By /s/ Ted B. Muftic
   ------------------------------------    -------------------------------------
   Name: John Bay                          Name: Ted B. Muftic
   Title: President and Chief Executive    Title: Vice President
           Officer


APPLIED TELECOMMUNICATIONS              A.T.T. IV, N.V.
TECHNOLOGIES, INC.

By /s/ Dennis P. Cameron                By /s/ Dennis P. Cameron
   ------------------------------------    -------------------------------------
   Dennis P. Cameron, President            Dennis P. Cameron, Attorney-in-Fact


CRESTWOOD CAPITAL                       P.V. II, L.P.
INTERNATIONAL LTD.

By                                      By /s/ Eric Meyer
   ------------------------------------    -------------------------------------
   Name:                                   Eric Meyer, General Partner
   Title:


CRESTWOOD CAPITAL PARTNERS L.P.         MD STRATEGIC, L.P.

By                                      By /s/ Eric Meyer
   ------------------------------------    -------------------------------------
   Name:                                   Eric Meyer, General Partner
   Title:


MEYER DUFFY VENTURES III, L.P.          STAR PARTNERS

By /s/ Eric Meyer                       By /s/ Eric Meyer
   ------------------------------------    -------------------------------------
   Eric Meyer, General Partner             Eric Meyer, Attorney-in-Fact
rights which are inconsistent with the rights granted by it to the holders in this Agreement or with otherwise conflict with the provisions hereof

            IN WITNESS WHEREOF, the Company and Holders have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized.


PARADIGM4, INC.                         FURMAN SELZ L.L.C.

By /s/ John Bay                         By /s/ Ted B. Muftic
   ------------------------------------    -------------------------------------
   Name: John Bay                          Name: Ted B. Muftic
   Title: President and Chief Executive    Title: Vice President
           Officer


APPLIED TELECOMMUNICATIONS              A.T.T. IV, N.V.
TECHNOLOGIES, INC.

By /s/ Dennis P. Cameron                By /s/ Dennis P. Cameron
   ------------------------------------    -------------------------------------
   Dennis P. Cameron, President            Dennis P. Cameron, Attorney-in-Fact


CRESTWOOD CAPITAL                       P.V. II, L.P.
INTERNATIONAL LTD.

By /s/ Steven Blecher                   By /s/ Eric Meyer
   ------------------------------------    -------------------------------------
   Name: Steven Blecher                    Eric Meyer, General Partner
   Title: General Partner


CRESTWOOD CAPITAL PARTNERS L.P.         MD STRATEGIC, L.P.

By /s/ Michael Weisberg                 By /s/ Eric Meyer
   ------------------------------------    -------------------------------------
   Name: Exec. VIP. / S.P.                 Eric Meyer, General Partner
   Title: Michael Weisberg


MEYER DUFFY VENTURES III, L.P.          STAR PARTNERS

By /s/ Eric Meyer                       By /s/ Eric Meyer
   ------------------------------------    -------------------------------------
   Eric Meyer, General Partner             Eric Meyer, Attorney-in-Fact

SEEDLING FUND, L.P.                     DENNIS CAMERON

By /s/ Eric Meyer                       By /s/ Dennis Cameron
   ------------------------------------    -------------------------------------
   Eric Meyer, Attorney-in-Fact            Dennis Cameron


PREDICTIVE VENTURES, L.P.

By /s/ Eric Meyer
   ------------------------------------
   Name: Eric Meyer
   Title: General Partner

            Each of the undersigned hereby executes and delivers the Registration Rights Agreement, dated as of May 9, 1997, between Paradigm4, Inc., a Delaware corporation, and certain of its security holders, thereby becoming a Holder thereunder, as of May 9, 1997.

MEYER DUFFY & ASSOCIATES, INC.


By
   ------------------------------------    -------------------------------------
   Eric Meyer, President                   Eric Meyer


                                           ESTATE OF WILLIAM R. McELROY,
---------------------------------------    F.B.O. ANN MINOR
   Boyce Meyer
                                           By
                                             -----------------------------------
                                             Paul R. Minor, Trustee
---------------------------------------
   Michael Garin
                                           By
---------------------------------------      -----------------------------------
   Theodore B. Muftic                        Howard S. Tuthill, Trustee


---------------------------------------    -------------------------------------
   John Bay                                  Terence M. Quinn


---------------------------------------    -------------------------------------
   Joseph Dion                               Ian A. Reddin

/s/ Florin Vicol
---------------------------------------    -------------------------------------
   Florin Vicol                              Elaine G. Reddin


                                           -------------------------------------
                                             William P. Whalen

                         Registration Rights Agreement

                                   Schedule I

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Common
Investor                   Address                         Common  Series A  Series B  Series C    Series D    Series E   Warrants
----------------------------------------------------------------------------------------------------------------------------------
Applied
Telecommunications         20 William St.
Technologies, Inc.         Wellesley, MA 02181                                                                    4,800    2,400
----------------------------------------------------------------------------------------------------------------------------------
Applied
Telecommunications         20 William St.
Technologies IV N.W.       Wellesley, MA 02181                                                                   30,000
----------------------------------------------------------------------------------------------------------------------------------
                           c/o Paradigm4, Inc.
                           888 Third Ave, Suite 450
Bay, John                  New York, NY 10022                                             1,000                              700
----------------------------------------------------------------------------------------------------------------------------------
                           c/o Applied Telecommunications
                           Technologies Inc.
                           20 William St.
Cameron, Dennis            Wellesley, MA 02181                                                                      200      100
----------------------------------------------------------------------------------------------------------------------------------
                           c/o Donovan D. Blachar
                           Director
Crestwood Capital          12 Duke Lane
   International Ltd.      Dublin, 2. Ireland                                             4,000                   2,000
----------------------------------------------------------------------------------------------------------------------------------
                           c/o Michael Weisberg
Crestwood Capital          230 Park Ave.
   Partners L.P.           New York, NY 10188                                             8,000                   3,000
----------------------------------------------------------------------------------------------------------------------------------
                           c/o Paradigm4, Inc.
                           885 Third Ave, Suite 450
Dion, Joseph               New York, NY 10022                                             2,805                              200
----------------------------------------------------------------------------------------------------------------------------------
                           c/o Meyer, Duffy & Assoc.
                           237 Park Ave.
Duffy, Donald              New York, NY 10017               25,000
----------------------------------------------------------------------------------------------------------------------------------
                           c/o Paradigm4, Inc.
                           885 Third Ave, Suite 450
Evans, Keith               New York, NY 10022
----------------------------------------------------------------------------------------------------------------------------------
                           230 Park Ave.
Furman Selz LLC            New York, NY 10169                                                        20,000      10,000
----------------------------------------------------------------------------------------------------------------------------------
                           c/o Meyer, Duffy & Assoc.
                           237 Park Ave. 8th Floor
MD Strategic LP            New York, NY 10017              13,682     8,000               6,000       5,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                     52,500
----------------------------------------------------------------------------------------------------------------------------------
                                                                      2,500
----------------------------------------------------------------------------------------------------------------------------------
Meyer, Duffy & Associates  237 Park Ave, 8th Floor
    Inc.                   New York, NY 10017
----------------------------------------------------------------------------------------------------------------------------------
                           c/o Meyer, Duffy & Assoc.
Meyer, Duffy Ventures      237 Park Ave, 8th Fl
   III, L.P.               New York, NY 10017                         5,000               3,000       5,000      37,000    4,500
----------------------------------------------------------------------------------------------------------------------------------
                           c/o Meyer, Duffy & Assoc.
                           237 Park Ave, 8th Fl
Meyer, Eric                New York, NY 10017              25,000
----------------------------------------------------------------------------------------------------------------------------------
                           c/o Meyer, Duffy & Assoc.
                           237 Park Ave, 8th Fl
PV II, L.P.                New York, NY 10017                                  25,000     2,000       5,000       8,000    2,000
----------------------------------------------------------------------------------------------------------------------------------
                           c/o Meyer, Duffy & Assoc.
                           237 Park Ave, 8th Fl
Star Partners, L.P.        New York, NY 10017                         8,750               2,000       5,000
----------------------------------------------------------------------------------------------------------------------------------
                           12 Old Rodding Road
Quinn, Terence M.          Weston, CT 05883                                               2,800
----------------------------------------------------------------------------------------------------------------------------------
                           c/o Paradigm4, Inc.
                           885 Third Ave, Suite 450
Vicol, Florin C.           New York, NY 10022                                             1,000                              100
----------------------------------------------------------------------------------------------------------------------------------